Exhibit 10.47

AMENDMENT TO PARSONS CORPORATION INCENTIVE PLAN

PERFORMANCE STOCK UNIT AWARD

This Amendment to Parsons Corporation Incentive Award Plan Performance Stock Unit Award (“Amendment”) is made effective as of July 19, 2021, by and between Parsons Corporation (“Company”), and David Spille (“Employee”).

WHEREAS, the Company and Employee are parties to that certain Parsons Corporation Incentive Award Plan Performance Stock Unit Award dated as of March 5, 2020 (the “Award”);

WHEREAS, the Company and Employee are parties to that certain Parsons Corporation Change in Control Severance Agreement (“CIC Agreement”), which was amended as of July 19, 2021;

WHEREAS, the Company and Employee desire to amend the Award to incorporate and reflect any amendments to the CIC Agreement;

The parties agree as follows:

1. Paragraph 2 of Exhibit B is hereby restated as follows:

ACCELERATED VESTING.  In the event of Participant’s Termination of Service due to Retirement, death or Disability prior to the Payment Date, Participant will remain eligible to vest in and receive on the Payment Date that number of PSUs as is determined by multiplying (a) the number of PSUs that Participant would vest in as provided in Section 1 of this Exhibit B had he/she not incurred a Termination of Service prior to the Payment Date, by (b) (i) the number of months that have elapsed since January 1, 2020, divided by (ii) 36. Partial months shall be rounded up to the next whole calendar month for purposes of the numerator in this calculation.  In the event the calculation results in a fractional PSU, any fractional PSU will be rounded up to the nearest whole PSU.

Notwithstanding the foregoing, if Participant is a party to a Change in Control Severance Agreement with the Company at the time of Participant’s Termination of Service due to Retirement, death or Disability prior to the Payment Date, and such termination occurs prior to the occurrence of a Change in Control, in lieu of the treatment in the foregoing paragraph, Participant will remain eligible to vest in and receive on the Payment Date (or, if earlier, the date of a Change in Control) that number of PSUs as is determined by multiplying (a) the number of PSUs that Participant would vested in as provided in Section 1 of this Exhibit B had he/she not incurred a Termination of Service prior to the Payment Date (or, in the event of a Change in Control prior to the Payment Date, the Target PSUs), by (b) (i) the number of months that have elapsed since January 1, 2020, divided by (ii) 36. Partial months shall be rounded up to the next whole calendar month for purposes of the numerator in this calculation.  In the event the calculation results in a fractional PSU, any fractional PSU will be rounded up to the nearest whole PSU.

The Award shall also be eligible for accelerated vesting as provided in Section 12.2 of the Plan; provided that, in the event Section 12.2(d) of the Plan applies, in the event of Participant's Termination of Service without "cause" (and other than as a result of Participant's

Exhibit 10.47

Retirement, death or Disability, in which case the first paragraph of this Section 2 shall apply) upon or within twelve (12) months following the Change in Control (as described therein), provided such termination occurs prior to the Payment Date, Participant will vest in the Target PSUs on the date of such termination.  Notwithstanding the foregoing, and notwithstanding anything to the contrary contained in the Plan, in the event of a Change in Control prior to the Payment Date, if Participant is a party to a Change in Control Severance Agreement with the Company at the time of such Change in Control, and a Qualifying Termination Event has occurred, as defined in the Participant’s Change in Control Severance Agreement, the Target PSUs shall accelerate, vest and be settled in full immediately prior to such Change in Control.

For purposes of this Award, “Disability” means Participant (a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (b) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company or its Subsidiaries.

For purposes of this Award, "Retirement" means Participant’s voluntary Termination of Service after having attained age 62, with 10 years of completed service.

2. Miscellaneous. The Agreement, as amended by this Amendment, shall remain in full force and effect in accordance with the terms and conditions thereof. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. In the event of any conflict between the original terms of the Agreement and this Amendment, the terms of this Amendment shall prevail.

THE PARTIES TO THIS AMENDMENT HAVE READ THE FOREGOING AMENDMENT AND FULLY UNDERSTAND EACH AND EVERY PROVISION CONTAINED HEREIN. WHEREFORE, THE PARTIES HAVE EXECUTED THIS AMENDMENT ON THE DATES SHOWN BELOW.

Dated: ____________________	EMPLOYEE By:_______________________________________ David Spille
Dated: January 31, 2022	PARSONS CORPORATION Susan Balaguer Chief Human Resources Officer

Exhibit 10.47

AMENDMENT TO PARSONS CORPORATION INCENTIVE PLAN

PERFORMANCE STOCK UNIT AWARD

This Amendment to Parsons Corporation Incentive Award Plan Performance Stock Unit Award (“Amendment”) is made effective as of July 19, 2021, by and between Parsons Corporation (“Company”), and David Spille (“Employee”).

WHEREAS, the Company and Employee are parties to that certain Parsons Corporation Incentive Award Plan Performance Stock Unit Award dated as of March 1, 2021 (the “Award”);

WHEREAS, the Company and Employee are parties to that certain Parsons Corporation Change in Control Severance Agreement (“CIC Agreement”), which was amended as of July 19, 2021;

WHEREAS, the Company and Employee desire to amend the Award to incorporate and reflect any amendments to the CIC Agreement;

The parties agree as follows:

1. Paragraph 2 of Exhibit B is hereby restated as follows:

ACCELERATED VESTING.  In the event of Participant’s Termination of Service due to Retirement, death or Disability prior to the Payment Date, Participant will remain eligible to vest in and receive on the Payment Date that number of PSUs as is determined by multiplying (a) the number of PSUs that Participant would vest in as provided in Section 1 of this Exhibit B had he/she not incurred a Termination of Service prior to the Payment Date, by (b) (i) the number of months that have elapsed since January 1, 2021, divided by (ii) 36. Partial months shall be rounded up to the next whole calendar month for purposes of the numerator in this calculation.  In the event the calculation results in a fractional PSU, any fractional PSU will be rounded up to the nearest whole PSU.

Notwithstanding the foregoing, if Participant is a party to a Change in Control Severance Agreement with the Company at the time of Participant’s Termination of Service due to Retirement, death or Disability prior to the Payment Date, and such termination occurs prior to the occurrence of a Change in Control, in lieu of the treatment in the foregoing paragraph, Participant will remain eligible to vest in and receive on the Payment Date (or, if earlier, the date of a Change in Control) that number of PSUs as is determined by multiplying (a) the number of PSUs that Participant would vested in as provided in Section 1 of this Exhibit B had he/she not incurred a Termination of Service prior to the Payment Date (or, in the event of a Change in Control prior to the Payment Date, the Target PSUs), by (b) (i) the number of months that have elapsed since January 1, 2021, divided by (ii) 36. Partial months shall be rounded up to the next whole calendar month for purposes of the numerator in this calculation.  In the event the calculation results in a fractional PSU, any fractional PSU will be rounded up to the nearest whole PSU.

The Award shall also be eligible for accelerated vesting as provided in Section 12.2 of the Plan; provided that, in the event Section 12.2(d) of the Plan applies, in the event of Participant's Termination of Service without "cause" (and other than as a result of Participant's

Exhibit 10.47

Retirement, death or Disability, in which case the first paragraph of this Section 2 shall apply) upon or within twelve (12) months following the Change in Control (as described therein), provided such termination occurs prior to the Payment Date, Participant will vest in the Target PSUs on the date of such termination.  Notwithstanding the foregoing, and notwithstanding anything to the contrary contained in the Plan, in the event of a Change in Control prior to the Payment Date, if Participant is a party to a Change in Control Severance Agreement with the Company at the time of such Change in Control, and a Qualifying Termination Event has occurred, as defined in the Participant’s Change in Control Severance Agreement, the Target PSUs shall accelerate, vest and be settled in full immediately prior to such Change in Control.

For purposes of this Award, “Disability” means Participant (a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (b) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company or its Subsidiaries.

For purposes of this Award, "Retirement" means Participant’s voluntary Termination of Service after having attained age 62, with 10 years of completed service.

2. Miscellaneous. The Agreement, as amended by this Amendment, shall remain in full force and effect in accordance with the terms and conditions thereof. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. In the event of any conflict between the original terms of the Agreement and this Amendment, the terms of this Amendment shall prevail.

THE PARTIES TO THIS AMENDMENT HAVE READ THE FOREGOING AMENDMENT AND FULLY UNDERSTAND EACH AND EVERY PROVISION CONTAINED HEREIN. WHEREFORE, THE PARTIES HAVE EXECUTED THIS AMENDMENT ON THE DATES SHOWN BELOW.

Dated: ________________	EMPLOYEE By:_______________________________________ David Spille
Dated: January 26, 2022	PARSONS CORPORATION Susan Balaguer Chief Human Resources Officer